UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2007

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA               01720

(Address of Principal Executive Offices)         (Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) On September 18, 2007, SeaChange International, Inc. (the “Company”) received a NASDAQ Staff Determination letter (the “Staff Determination”) stating that the Company is not in compliance with NASDAQ Marketplace Rule 4310(c)(14) because it did not timely file its Quarterly Report on Form 10-Q for the period ended July 31, 2007 (the “Form 10-Q”). A copy of the press release issued on September 24, 2007, reporting the Company’s receipt of the Staff Determination, is attached as Exhibit 99.1 and incorporated herein by reference.

As previously disclosed in the Company’s Current Report on Form 8-K filed on September 17, 2007, the Company notified NASDAQ on September 17, 2007 that it would not timely file the Form 10-Q with the SEC, and therefore, the Company would not be in compliance with NASDAQ’s filing requirement as set forth in NASDAQ Marketplace Rule 4310(c)(14). The Company has requested a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”) to review the Staff Determination. There can be no assurance that the Panel will grant the Company’s request for continued listing.

The reason for the delay in filing the Form 10-Q is the additional time required for the Company to restate certain prior period financial statements to correct errors relating primarily to the Company’s accounting for its employee sabbatical program. The Company expects to restore compliance with NASDAQ listing requirements when it files the Form 10-Q and any other required periodic reports with the SEC. The Company expects to make these filings prior to October 31, 2007.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed in the Company’s Current Report on Form 8-K filed on August 31, 2007 (the “August 31 Form 8-K”), the Audit Committee of the Company, in consultation with management, concluded that the Consolidated Balance Sheet and Consolidated Statement of Stockholders’ Equity and Comprehensive Income (Loss) as of and for the year ended January 31, 2007 contained in the Company’s Form 10-K for the fiscal year ended January 31, 2007 and the Consolidated Balance Sheet as of April 30, 2007 contained in the Company’s Form 10-Q for the quarterly period ended April 30, 2007 should no longer be relied upon because of certain accounting errors relating to the accounting for its employee sabbatical program.

(a)

As previously disclosed in the August 31, 2007 Form 8-K the Company had not properly accrued for earned but unused sabbatical prior to fiscal 2008 under Statement of Financial Accounting Standards (SFAS) No. 43 “Accounting for Compensated Absences.” The Company calculated this unrecorded liability to be approximately $676,000 at January 31, 2007 and intended to correct this error as a cumulative effect adjustment of accumulated deficit as of February 1, 2006 through a restatement of its Consolidated Balance Sheet and Consolidated Statement of Stockholders’ Equity and Comprehensive Income (Loss) as of and

for the year ended January 31, 2007 under the guidelines of Staff Accounting Bulletin 108. The Company has subsequently determined that it will instead correct this error, along with two other errors that were previously corrected in connection with the adoption of SAB 108 in the fiscal year ended January 31, 2007, in the following manner:

i.	An decrease to accumulated deficit of $31,000 as of February 1, 2004 to be reflected through a restatement of its Consolidated Balance Sheet and Consolidated Statement of Stockholders’ Equity and Comprehensive Income (Loss) as of and for the fiscal year ended January 31, 2005

ii.	A reduction to net income of $72,000, a reduction to net loss of $118,000 and an increase to net loss of $63,000 to be reflected through a restatement of its Consolidated Statement of Operations, Consolidated Statement of Stockholders’ Equity and Comprehensive Income (Loss) and Consolidated Statement of Cash Flows for the fiscal years ended January 31, 2005, 2006, and 2007, respectively.

(b)	As previously disclosed in the August 31, 2007 Form 8-K, the Company also failed to apply new guidance announced in Emerging Issues Task Force (EITF) 06-2 “Accounting for Sabbatical Leave and Other Similar Benefits Pursuant to FASB Statement No. 43,” issued in June 2006, beginning in the quarter ended April 30, 2007. Accordingly, the Company will restate the Condensed Consolidated Balance Sheet as of April 30, 2007, to reflect an incremental unrecorded liability of approximately $769,000 relating to the accrual of sabbatical benefits through a restatement of accumulated deficit included in its Condensed Consolidated Balance Sheet as of April 30, 2007 under the guidelines of EITF 06-2. In addition, the Company will record an increase to its net loss of $81,000 through a restatement of its Condensed Consolidated Statement of Operations and Condensed Consolidated Statement of Cash Flows for the fiscal quarter ended April 30, 2007.

Based upon the foregoing, the Company has determined that the Consolidated Statement of Operations for the fiscal year ended January 31, 2007 should no longer be relied upon due to the accounting errors described above. The Company has determined that the errors contained in the Consolidated Statements of Operations for the fiscal years ended January 31, 2006 and 2005 are not material and, accordingly, such financial statements may continue to be relied upon.

The Audit Committee of the Company discussed these matters with Grant Thornton LLP, the Company’s independent registered public accounting firm, on August 29, 2007 and September 18, 2007. The Company plans to present the restated financial statements in two filings: an amendment to its Annual Report on Form 10-K for the fiscal year ended January 31, 2007 and an amendment to its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2007. The Company expects to make these filings prior to October 31, 2007.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press release issued by SeaChange International, Inc., dated September 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By: /s/ Kevin M. Bisson

        Kevin M. Bisson

        Chief Financial Officer, Treasurer, Secretary

        and Senior Vice President, Finance and Administration

Dated: September 24, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by SeaChange International, Inc., dated September 24, 2007.